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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   Form 8-K/A



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2006
                                                           -------------

              MERRILL LYNCH MORTGAGE INVESTORS TRUST, SERIES 2006-3
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                                (Issuing Entity)
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                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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              (Exact Name of Depositor as Specified in its Charter)
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                      MERRILL LYNCH MORTGAGE LENDING, INC.
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               (Exact Name of Sponsor as Specified in its Charter)
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                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                 (Exact name of registrant specified in Charter)


    Delaware                    333- 130545                   13-3416059
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 (State or other               (Commission                  (IRS Employer
 jurisdiction of                File Number)               Identification No.)
 incorporation)


          250 Vesey Street                                       10080
  4 World Financial Center 28th Floor
        New York, New York
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 (Address of principal executive offices)                       Zip Code



         Registrant's telephone, including area code: (212) 449-0357

                                    No Change
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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ITEM 8.01 Other Events.

      This Amendment No. 1 to the Report on Form 8-K of Merrill Lynch Mortgage
Investors, Inc. amends and replaces Exhibit 4.1 to the 8-K filed on July 14, 2006.
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ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Not applicable.

      (d)   Exhibits:

            4.1 Pooling and Servicing Agreement, dated as of June 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as Depositor,
                  Saxon Mortage Services, Inc., as Servicer, and LaSalle Bank
                  National Association, as Trustee.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                   By:      /s/ Tom Saywell
                                            ----------------------------
                                   Name:    Tom Saywell
                                   Title:   Vice President

Date: July 24, 2006

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                                  EXHIBIT INDEX
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
Exhibit No.                              Description                                         Page No.
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
4.1             Pooling and Servicing Agreement, dated as of June 1, 2006, among Merrill
                Lynch Mortgage Investors, Inc., as Depositor, Saxon Mortage Services,
                Inc., as Servicer, and LaSalle Bank National Association, as Trustee.